Long-term debt	12 Months Ended
Dec. 31, 2013
Debt Disclosure [Abstract]
Long-term debt
10.	Long-term debt:

	2013	2012
Long-term debt:
Revolving credit facilities(a)	$2,268,841	$2,287,942
Term loan credit facilities(b)	972,777	803,002

Long-term debt	3,241,618	3,090,944
Current portion	(388,159)	(66,656)

Long-term debt	$2,853,459	$3,024,288

(a)	Revolving credit facilities:

As of December 31, 2013, the Company had five long-term revolving credit facilities (“Revolvers”) available and a line of credit, which provided for aggregate borrowings of up to $2,388,284,000 (2012—$2,392,685,000), of which $119,443,000 (2012—$104,743,000) was undrawn. One of the term loan credit facilities (“Term Loans”) has a revolving loan component and this component has been included in the Revolvers.

In December 2013, the Company had an outstanding balance of approximately $1.0 billion under a revolving credit facility that matures in May 2015. In December 2013, the Company entered into an agreement to extend and refinance the Facility. Effective January 31, 2014, the maturity date for the Facility was extended from May 2015 to May 2019, the outstanding amount of the Facility was reduced to $433,800,000 term loan and the margin was increased. The reduction in the outstanding amount of the Facility was funded by drawing $340,000,000 under existing credit facilities, one of which is secured by certain vessels that were pledged as collateral under the Facility, and approximately $260,000,000 of cash on hand.

The Revolvers mature between July 5, 2017 and December 31, 2023. Based on the Revolvers outstanding at December 31, 2013, and reflecting the reduction to the Facility and the revised repayment schedule under the amended Facility that will occur in January 2014, the minimum repayments for the balances outstanding are as follows:

2014	$336,374
2015	129,920
2016	139,478
2017	181,794
2018	145,521
Thereafter	1,335,754

$2,268,841

Interest is calculated as one month or three month LIBOR plus a margin per annum, depending on the interest period selected by the Company. At December 31, 2013, the one month and three month LIBOR was 0.2% (2012—one month-0.2% and three month-0.3%) and the margins ranged between 0.5% and 0.9% (2012—0.5% and 0.9%). The weighted average rate of interest, including the margin, was 0.8% at December 31, 2013 (2012—0.9%).

The Company is subject to commitment fees ranging between 0.2%—0.3% calculated on the undrawn amounts under the various facilities.

The Revolver loan payments are made in quarterly or semi-annual payments commencing six or thirty-six months after delivery of the associated newbuilding containership. For one of our Revolvers, payments commence four months after the amendment date of the loan agreement.

As of December 31, 2013, the Company had twelve Term Loans available, which provided for aggregate borrowings of up to $1,739,497,000 (2012—$1,026,802,000), of which $766,720,000 (2012—$223,800,000) was undrawn. One of the Term Loans has a revolving loan component and this component has been included in the Revolvers.

During the year ended December 31, 2013, the Company entered into several LIBOR based term loans with various banks for a total of $627,000,000 to be used toward the financing of existing vessels and the construction of newbuilding containerships. The loans bear interest at LIBOR plus a margin and are subject to commitment fees of between 0.4% and 1.1% per annum calculated on the undrawn amounts of the loans. At December 31, 2013, $30,000,000 has been drawn under these facilities.

In addition, the Company entered into fixed rate, unsecured, term loans, or Unsecured Term Loans, for a total of $134,000,000 to be used towards the construction of newbuilding containerships and for general corporate purposes. At December 31, 2013, these facilities were fully drawn.

The Term Loans mature between March 12, 2017 and February 27, 2025.

Based on the Term Loans outstanding at December 31, 2013, the minimum repayments for the balances outstanding are as follows:

2014	$51,785
2015	54,668
2016	56,455
2017	98,129
2018	179,340
Thereafter	532,400

$972,777

For certain of our Term Loans with a total principal outstanding of $694,400,000 interest is calculated as one month, three month or six month LIBOR plus a margin per annum, depending on the interest period selected by the Company. At December 31, 2013, the one month, three month and six month LIBOR was 0.2%, 0.2% and 0.4%, respectively (2012—one month-0.2%, three month-0.3% and six month-0.7%) and the margins ranged between 0.4% and 4.8% (2012—0.4% and 4.8%).

For certain of our Term Loans with a total principal outstanding of $129,377,000, interest is calculated based on the Export-Import Bank of Korea (KEXIM) plus 0.7% per annum.

For certain of our Term Loans with a total principal outstanding of $149,000,000, the loans bear interest between 6% to 7% per annum.

The weighted average rate of interest, including the margin, was 2.7% at December 31, 2013 (2012—2.3%).

The Company is subject to commitment fees ranging between 0.2%—1.1% calculated on the undrawn amounts under the various facilities.

The Term Loan payments are made in quarterly or semi-annual payments commencing three, six or thirty-six months after delivery of the associated newbuilding containership or utilization date. For certain of our Term Loans with a total principal outstanding of $149,000,000 payments are due on either the third anniversary of the delivery date of the underlying vessel or at maturity.

(c)	General:

The security for each of the Company’s credit facilities, except for the Facility and the Unsecured Term Loans, includes:

•	A first priority mortgage on the collateral vessels funded by the related credit facility;

•	An assignment of the Company’s time charters and earnings related to the related collateral vessels;

•	An assignment of the insurance on each of the vessels that are subject to a related mortgage;

•	An assignment of the Company’s related shipbuilding contracts; and

•	A pledge of the related retention accounts.

The security for the Facility includes, among others:

•	First priority mortgages on 23 of the Company’s vessels; and

•	First-priority assignment of earnings related to the above noted vessels, including time charter revenues, and a first-priority assignment of any insurance proceeds.

The Company may prepay certain amounts outstanding without penalty, other than breakage costs in certain circumstances. Under each of our credit facilities, in certain circumstances a prepayment may be required as a result of certain events including the sale or loss of a vessel, a termination or expiration of a charter (and the inability to enter into a charter suitable to lenders within a period of time) or termination of a shipbuilding contract. The amount that must be prepaid may be calculated based on the loan to market value ratio or some other ratio that takes into account the market value of the relevant vessels. In these circumstances, valuations of our vessels are conducted on a “without charter” basis as required under the relevant credit facility agreement. Amounts prepaid in accordance with these provisions may be reborrowed, subject to certain conditions.

Each credit facility contains financial covenants requiring the Company maintain minimum liquidity, tangible net worth, interest coverage ratios, interest and principal coverage ratios, and debt to assets ratios, as defined. The Company is in compliance with these covenants at December 31, 2013.